PACIFIC SELECT FUND	SUPPLEMENT DATED DECEMBER 30, 2004 TO THE PROSPECTUS FOR PACIFIC SELECT FUND DATED MAY 1, 2004

This supplement must be preceded or accompanied by the fund’s prospectus dated May 1, 2004.	This supplement changes the fund’s prospectus effective December 30, 2004, as supplemented May 1, 2004, unless another effective date is specified below. It gives you information about certain options under your variable annuity contract or variable life insurance policy and restates information contained in the July 23, 2004 and October 8, 2004 supplements. Remember to review the Pacific Select Fund prospectus for other important information.

Name and strategy change	Effective February 1, 2005, the I-Net Tollkeeper PortfolioSM will change its name to the Concentrated Growth Portfolio and the strategy will change to a large-cap growth mandate. All references to the I-Net Tollkeeper Portfolio throughout the prospectus will be references to the Concentrated Growth Portfolio.

An overview of Pacific Select Fund	An overview of Pacific Select Fund is amended by replacing information regarding the I-Net Tollkeeper Portfolio (effective February 1, 2005) and the Growth LT Portfolio (effective January 1, 2005) with the following:

PORTFOLIO AND MANAGER	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	THE PORTFOLIO’S MAIN RISKS

Concentrated Growth Portfolio (formerly I-Net Tollkeeper Portfolio) Goldman Sachs	Long-term growth of capital.	Equity securities selected for their growth potential.	Non-diversified (particularly sensitive to price swings because the portfolio is classified as “non-diversified” – it may hold securities from a fewer number of issuers than a diversified portfolio), price volatility, foreign investments, emerging countries and derivatives and forward contracts.

Growth LT Portfolio Janus	Long-term growth of capital.	Equity securities of companies of any size.	Price volatility, foreign investments, derivatives and forward contracts, credit and liquidity.

About the portfolios	The About the portfolios section is amended as follows:

Effective February 1, 2005, pages 18 and 19 of the prospectus, which describe the I-Net Tollkeeper Portfolio, are replaced with pages 4 and 5 of this supplement.

The investment goal	Effective January 1, 2005, The investment goal section for the Growth LT Portfolio is replaced with the following: This portfolio seeks long-term growth of capital.

What the portfolio invests in	The What the portfolio invests in section is changed as follows:

Mid-Cap Value	The following is added to the end of the first paragraph:

The market capitalization range of the Russell Midcap Index will fluctuate with changes in market conditions and changes in composition of the index. As of November 30, 2004, the market capitalization range of the Russell Midcap Index was approximately between $531 million and $25.5 billion. Typically the portfolio manager purchases stocks with market capitalizations between $1 billion and $10 billion.

Inflation Managed and Managed Bond	Effective July 23, 2004, the Managed Bond and Inflation Managed Portfolios’ investment practices are amended by increasing each Portfolio’s limit on the amount of assets in foreign investments, including those in emerging market countries, denominated in foreign currencies, to 30%.

Mid-Cap Growth	The following is added to the end of the first paragraph:

A company is considered to be a mid-cap company if, at the time of purchase, the company has a market capitalization (1) between $1 billion and $12 billion or (2) within the range of capitalizations represented in the Russell Midcap Growth Index. The market capitalization range of the Russell Midcap Growth Index will fluctuate with changes in market conditions and changes in composition of the index. As of November 30, 2004, the market capitalization range of the Russell Midcap Growth Index was approximately between $531 million and $25.5 billion. Companies whose market capitalization falls outside the range of the index after purchase continue to be considered medium capitalization companies for purposes of the portfolio’s 80% investment policy.

Risks you should be aware of	The following is added to the Risks you should be aware of section:

Inflation Managed and Managed Bond	• price volatility – fixed income securities are exposed to potential price volatility. The prices of fixed income securities are affected by many factors, including prevailing interest rates and market conditions.

• emerging countries – investments in emerging market countries (such as many in Latin America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

• liquidity – is the ability to sell securities at about carrying cost within a reasonable time. High-yield/high-risk bonds may be less liquid (more difficult to sell) than higher quality investments, and investments in smaller companies have a greater risk of being or becoming less liquid than other equity securities.

Real Estate	• industry concentration – since the portfolio invests principally in only one industry, it is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Because of the portfolio’s policy of concentrating its investments in securities of companies operating in the real estate industry, and because a substantial portion of the portfolio’s investments may be comprised of REITs, the portfolio is more susceptible to risks associated with the ownership of real estate and with the real estate industry in general.

Blue Chip, Aggressive Growth and Real Estate	The real estate investment trusts (REITs) and real estate operating companies (REOCs) risk in the Real Estate Portfolio and the REITs risk in the Blue Chip and Aggressive Growth Portfolios is deleted and replaced with the following:

• real estate investment trusts (REITs) and real estate operating companies (REOCs) – REITs and REOCs expose the portfolio to the risks of the real estate market. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in vacancies, competition, property taxes, capital expenditures, or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. REITs and REOCs may also be affected by risks similar to those associated with investments in debt securities, including changes in interest rates and the quality of credit extended. REITs and REOCs require specialized management and pay management expenses; may have less trading volume; may be subject to more abrupt or erratic price movements than the overall securities markets; may not qualify for preferential tax treatments or exemptions; and may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that the portfolio could be unfavorably affected by the poor performance of a single investment or investment type. In addition, defaults on or sales of investments the REIT or REOC holds could reduce the cash flow needed to make distributions to investors.

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How the portfolio performed	The 1 and 3 years/since inception returns for the Goldman Sachs Health Care Index on page 23 of the prospectus are replaced with 21.75% and (6.09)%, respectively.

Who manages the portfolio	The portfolio manager information is changed as follows:

Financial Services	The information is deleted and replaced with the following:

Michael J. Simon, CFA, is a senior portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 2001 and previously worked at Luther King Capital Management as a vice president, equity analyst and portfolio manager. Mr. Simon has over 15 years of experience as an investment professional. He has a BBA from Texas Christian University and an MBA from the University of Chicago.

Meggan M. Walsh, CFA, is a senior portfolio manager at INVESCO and/or its affiliates. She joined INVESCO and/or its affiliates in 1991 and has over 17 years of experience as an investment professional. Ms. Walsh has a BS from the University of Maryland and an MBA from Loyola University.

Health Sciences	The information is deleted and replaced with the following:

Michael Yellen is a senior portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1998 and has over 14 years of experience as an investment professional. Mr. Yellen has a BA from Stanford University.

Kirk L. Anderson is a portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1994 and has over ten years of experience as an investment professional. Mr. Anderson has a BA from Texas A&M University and an MS from the University of Houston.

Bryan A. Unterhalter is a portfolio manager at INVESCO and/or its affiliates. He joined INVESCO and/or its affiliates in 1997 and has over nine years of experience as an investment professional. Mr. Unterhalter has a BA from the University of Texas at Austin and an MBA from the University of St. Thomas.

Capital Opportunities	The following information is added:

Alan T. Langsner is a vice president of MFS. Mr. Langsner has been employed in the investment management area of MFS since 1999.

Katrina Mead is a vice president of MFS. Ms. Mead has been employed in the investment management area of MFS since 1997.

International Large-Cap	Information regarding Elizabeth A. Palmer is deleted.

Emerging Markets	The following information is added:

Mark Madden, CFA, is a vice president at Oppenheimer. He joined Oppenheimer in 2004 and previously worked at Pioneer Investments as a managing director. Mr. Madden has over 20 years of experience as an investment professional.

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ABOUT THE
PORTFOLIOS                                       CONCENTRATED GROWTH PORTFOLIO

This portfolio is not available for:
• Pacific Corinthian variable annuity contracts	• Pacific Select variable life insurance policies

The investment goal	This portfolio seeks long-term growth of capital.

What the portfolio invests in

A company’s “capitalization” is a measure of its size. Capitalization is calculated by multiplying the current share price by the number of shares held by investors.

This portfolio may invest up to:

• 10% of its assets in foreign investments, including those in emerging market countries, denominated in foreign currencies

• 10% of its assets in fixed income securities, such as government, corporate and bank obligations	This portfolio’s principal investment strategy is to invest at least 90% of its assets in equity investments selected for their potential to achieve capital appreciation over the long term. The portfolio seeks to achieve its investment objective by investing, under normal circumstances, in approximately 30-45 companies that are considered by the portfolio manager to be positioned for long-term growth. While the portfolio will normally emphasize stocks of large companies, the portfolio may invest in securities of companies of any capitalization.

The team may use derivatives (such as options, futures contracts, swaps and warrants) to try to increase returns, for hedging purposes, as a substitute for securities, or to otherwise help achieve the portfolio’s investment goal. The team may use foreign currency contracts or derivatives to hedge against changes in currency exchange rates.

Risks you should be aware of	The Concentrated Growth Portfolio may be affected by the following risks, among others:

• non-diversified – the portfolio is considered to be “non-diversified” because it may invest in securities of a fewer number of issuers than diversified portfolios. This increases the risk that its value could go down because of the poor performance of a single investment or small number of investments. However, this does not prevent the manager from managing as though it were a diversified portfolio.

• price volatility – the portfolio principally invests in equity securities, which go up or down in value, sometimes rapidly and unpredictably. This portfolio may invest in companies with small and medium capitalizations, which may give the portfolio a higher risk of price volatility than a portfolio that invests in companies with large capitalizations.

In addition, the securities of small and medium sized companies generally have less liquidity and may be more susceptible to greater price swings than large companies because they may have fewer financial resources, limited product and market diversification, greater potential volatility in earnings and business prospects and many are dependent on a few key managers. Small and medium sized companies may have a harder time securing financing and may be more sensitive to a setback in sales or to economic downturns than larger, more established companies.

• foreign investments – may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, lack of adequate and timely company information, differences in the way foreign markets operate, relatively lower market liquidity, less stringent financial reporting and accounting standards and controls, less secure banks or securities depositories, foreign taxation issues and foreign controls on investment.

• emerging countries – investments in emerging market countries (such as many in Latin, Central and South America, Asia, the Middle East, Eastern Europe and Africa) may be riskier than in developed markets for many reasons, including smaller market capitalizations, greater price volatility, less liquidity, higher degree of political and economic instability, less governmental regulation of the financial industry and markets, and less stringent financial reporting and accounting standards and controls. Such investments may also involve risk of loss resulting from problems in share registration and custody, especially in Eastern European countries, including in particular Russia.

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CONCENTRATED GROWTH PORTFOLIO

Risks you should be aware of (continued)	• derivatives and forward contracts – derivatives derive their value from the value of an underlying security, a group of securities or an index. Use of derivatives and forward contracts could increase a portfolio’s volatility and reduce returns. Derivatives may not be liquid and may not correlate precisely to the underlying securities or index.

How the portfolio performed

The bar chart shows how the portfolio’s performance has varied since its inception.

The table below the bar chart compares portfolio performance to its benchmark indices.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.

Past performance is important, but it’s no guarantee of future performance.

For information on how Goldman Sachs has managed substantially similar accounts, see page 7 of this supplement.

During the periods shown, the portfolio operated under the name I-Net Tollkeeper Portfolio and had a different investment strategy. Effective February 1, 2005, the portfolio changed its name and investment strategy as reflected in this supplement.	Year by year total return (%) as of December 31 each year Best and worst quarterly performance during this period: 4th quarter 2001: 23.93%; 3rd quarter 2001: (37.43)%
	Average annual total return as of December 31, 2003	1 year	Since inception (May 1, 2000)

	Concentrated Growth Portfolio	43.22%	(22.39)%
	Standard & Poor’s 500 Composite Stock Price Index[1]	28.67%	(5.61)%
	Dow Jones Composite Internet Index[2]	81.76%	(32.94)%
	Russell 1000 Growth Index[3]	29.75%	(14.37)%

[1] The Standard & Poor’s 500 Composite Stock Price Index, an index of the stocks of approximately 500 large-capitalization companies traded in U.S. stock markets, is the portfolio’s primary benchmark index. Results include reinvested dividends.

[2] The Dow Jones Composite Internet Index, an index of the stocks of U.S. companies that generate at least 5% of annual sales/revenue from the Internet. Results include reinvested dividends.

[3] The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values.

Who manages the portfolio The Concentrated Growth Portfolio is managed by Goldman Sachs Asset Management, L.P. (Goldman Sachs).	The portfolio is managed by a team. Current members include:

Herbert E. Ehlers is a managing director, senior portfolio manager and chief investment officer of the growth equity investment team of Goldman Sachs. He joined the company in 1997.

Scott Kolar is a vice president and senior portfolio manager of Goldman Sachs. He joined the company as an equity analyst in 1997 and became a portfolio manager in 1999.

David G. Shell is a managing director and senior portfolio manager of Goldman Sachs. He joined the company as a portfolio manager in 1997.

You’ll find more about Goldman Sachs on page 75 of the prospectus.

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About the portfolios — Who manages the portfolio (continued)

Equity	Information regarding Walton D. Pearson is deleted and replaced with the following:

Brian O’Toole is a managing director and chief investment officer of the U.S. Large-Cap Growth Team at Putnam. He joined Putnam in 2002 and was previously associated with Citigroup Asset Management, The Northern Trust Company, U.S. Bancorp and Michigan National Corporation. Mr. O’Toole has over 18 years of investment experience. He has a BA from Saint Mary’s College.

Large-Cap Value	The information is deleted and replaced with the following:

The portfolio is managed by a team led by Mark J. McAllister.

Mark J. McAllister, CFA, is a managing director of SaBAM. He joined SaBAM in 1999 and has over 18 years of investment experience. Mr. McAllister has a BS from St. John’s University and an MBA from New York University.

Mr. McAllister is supported by a team of more than a dozen equity professionals, each of whom has specific fundamental and quantitative research skills relating to all phases of SaBAM’s equity investment process.

Real Estate	Information regarding Douglas Funke is deleted.

Mid-Cap Growth	Information regarding David S. Cohen is replaced with the following:

David S. Cohen is a managing director of Van Kampen. He joined Van Kampen in 1993.

The following information is added:

Sam Chainani is a an executive director of Van Kampen. He joined Van Kampen in 1996.

Managing Pacific Select Fund	The Managing Pacific Select Fund section is amended as follows:

Fees and expenses paid by the fund	The following language should be added to footnote †: The brokerage enhancement plan was terminated by the fund’s board of trustees effective December 10, 2004.

Advisory fee reduction	Effective February 1, 2005, the Concentrated Growth Portfolio’s (formerly I-Net Tollkeeper Portfolio) advisory fee is reduced from the annual rate of 1.25% to 1.05% of the average daily net assets.

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Performance of comparable accounts	This section is amended. Please refer to the text under the heading About the composites on page 78 of the prospectus for information about the similar account performance presentations, including information about how the figures were calculated.

The following composite information is added:

GOLDMAN SACHS ASSET MANAGEMENT, L.P.

This chart does not show you the performance of the Concentrated Growth Portfolio — it shows the performance of similar accounts managed by Goldman Sachs.
Annual total returns (for the periods indicated below)/Average annual total returns for the periods ending December 31, 2003

This chart shows the historical performance of the GSAM U.S. Concentrated Growth Composite. The accounts in the composite have investment objectives, policies and strategies that are substantially similar to those of the Concentrated Growth Portfolio. As of 12/31/03 the composite consisted of 194 advisory accounts, including 5 mutual funds (241 and 5, respectively, as of 9/30/04).

The performance shows the historical track record of the portfolio manager and is not intended to imply how the Concentrated Growth Portfolio has performed or will perform. Total returns represent past performance of the composite and not the Concentrated Growth Portfolio.

Returns do not reflect fees and expenses of any variable annuity contract or variable life insurance policy, and would be lower if they did.	Year/Period 1/1/04-9/30/04 (not annualized) 2003 2002 2001 2000 1999 1998 1997 1996 1995 1994 1 year 5 years 10 years	GSAM U.S. Concentrated Growth Composite (%)[1] (5.21) 25.90 (23.65) (8.99) (7.35) 40.12 34.03 43.22 19.77 22.93 (0.84) 25.90 2.58 12.28	Russell 1000 Growth Index (%)[2] (2.63) 29.75 (27.88) (20.42) (22.42) 33.16 38.71 30.49 23.12 37.19 2.66 29.75 (5.11) 9.21

[1] This column shows performance after the highest advisory fees and operating expenses, which includes fees and expenses normally paid by mutual funds, (net of any waivers or reimbursements), charged to any individual account or share class in the composite at 9/30/04 (2.23%) have been deducted. The composite performance does not reflect actual fees and expenses of the individual accounts in the composite. The Concentrated Growth Portfolio’s fees and expenses may be higher than those reflected in this composite, which would reduce performance. Accounts in the composite, other than mutual funds, were not subject to the investment limitations, diversification requirements and other restrictions of the 1940 Act or Subchapter M of the IRC, which, if imposed, could have adversely affected the performance.

[2] The Russell 1000 Growth Index, an index of large companies that have high price-to-book ratios and forecasted growth values. Results include reinvested dividends.

Information for investors	The Information for investors section is amended as follows:

How share prices are calculated	The last paragraph of the How share prices are calculated section is deleted and replaced with the following:

Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 p.m. Eastern time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the portfolios’ NAVs are not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using a foreign exchange quotation from an approved source prior to calculating the NAV. The calculation of the NAV of any portfolio which invests in foreign securities which are principally traded in a foreign market may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund’s procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining NAVs.

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Information for investors — How share prices are calculated (continued)	If events occur between the time of the determination of the closing price of a foreign security on an exchange or over-the-counter market and the time a portfolio’s NAV is determined, or if, under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on a portfolio’s NAV, the security would be valued at “fair market value” as determined in accordance with procedures and methodologies approved by the Fund’s Board of Trustees. In determining the fair value of securities, the Fund may consider available information, including information that becomes known after the time of the close of the NYSE, and the values that are determined will be deemed to be the price as of the time of the close of the NYSE. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data, and fair values determined with the assistance of the service will be based on the data utilized by the service. These fair values may not accurately reflect the price that a portfolio could obtain for a foreign security if it were to dispose of the security as of the close of the NYSE.

Since securities that are primarily listed on foreign exchanges may trade on weekends or other days when a portfolio does not price its shares, the value of a portfolio’s securities (and thereby the NAV of the portfolio) may change on days when shareholders will not be able to purchase or redeem shares.

Brokerage enhancement plan	The brokerage enhancement plan was terminated by the fund’s board of trustees effective December 10, 2004. The Brokerage enhancement plan section is deleted.

Where to go for more information	The paragraphs below the heading Statement of Additional Information (SAI) on the back cover of the prospectus are replaced with the following:

The SAI contains detailed information about each portfolio’s investments, strategies and risks, and a full description of Pacific Select Fund’s policies and procedures regarding the selective disclosure of portfolio holdings, and is considered to be part of the prospectus because it is incorporated by reference.

These documents are available (i) upon request, without charge, by calling or writing to Pacific Life; (ii) on the fund’s website; and (iii) on the Securities and Exchange Commission’s website.
Please contact the fund’s adviser, Pacific Life, if you have any questions about any of the Pacific Select Fund portfolios.	Pacific Select Fund’s unaudited portfolio holdings information can be found on its website. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios, as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Annuities and Life Insurance prospectus sections, within each individual product prospectus section, under “Additional Pacific Select Fund Information.”

How to contact Pacific Life	The following language is added to the How to contact Pacific Life section: Internet: www.PacificLife.com

Form No.	15-26383-00
FSUP1204
85-26384-00

Supplement Dated December 30, 2004 to the

Statement of Additional Information For the Pacific Select Fund Dated May 1, 2004

      This supplement revises the Fund’s Statement of Additional Information (“SAI”) and restates information contained in the July 23, 2004 and October 19, 2004 supplements to reflect the following:

      Effective February 1, 2005, throughout the SAI, any references to the I-Net Tollkeeper Portfolio are references to the Concentrated Growth Portfolio.

      Effective February 1, 2005, the following disclosure will replace the first paragraph of the cover page:

      The Pacific Select Fund is an open-end management investment company currently offering thirty-one investment portfolios. The following twenty-six of those portfolios are classified as diversified: the Blue Chip Portfolio; the Aggressive Growth Portfolio; the Diversified Research Portfolio; the Equity Portfolio; the Short Duration Bond Portfolio; the Financial Services Portfolio; the Health Sciences Portfolio; the Technology Portfolio; the Growth LT Portfolio; the Mid-Cap Value Portfolio; the International Value Portfolio; the Capital Opportunities Portfolio; the International Large-Cap Portfolio; the Equity Index Portfolio; the Small-Cap Index Portfolio; the Multi-Strategy Portfolio; the Main Street® Core Portfolio; the Emerging Markets Portfolio; the Inflation Managed Portfolio; the Managed Bond Portfolio; the Small-Cap Value Portfolio; the Money Market Portfolio; the High Yield Bond Portfolio; the Equity Income Portfolio; the Aggressive Equity Portfolio; and the Large-Cap Value Portfolio. The Concentrated Growth Portfolio, the Focused 30 Portfolio, the Comstock Portfolio, the Real Estate Portfolio, and the Mid-Cap Growth Portfolio are classified as non-diversified. The Fund’s Investment Adviser is Pacific Life Insurance Company.

Under ADDITIONAL INVESTMENT POLICIES OF THE PORTFOLIOS, the following changes are made:

Blue Chip and Aggressive Growth Portfolios

      The second paragraph of each Portfolio is amended by adding the following before the last sentence:

      The Portfolio will not purchase options if, at the time of investment, the aggregate premiums paid for the options will exceed 5% of the Portfolio’s assets.

      Effective February 1, 2005, the I-Net Tollkeeper Portfolio subsection is replaced with the following:

Concentrated Growth Portfolio (formerly I-Net Tollkeeper Portfolio)

      In addition to the investment policies and techniques described in the Prospectus, the Portfolio may invest in: preferred stocks; repurchase agreements; corporate debt obligations; U.S. government securities; zero coupon bonds; bank obligations; interests in REITs (equity, mortgage, or hybrid); mortgage-related and mortgage-backed securities, including CMO’s and REMICs; asset-backed securities; custodial receipts and trust certificates; commercial paper; short sales against the box; firm commitment agreements; when-issued securities; high-yield bonds; variable and floating rate securities; convertible securities; equity interests in trusts; partnerships; joint ventures; limited liability companies and similar enterprises; warrants and rights. In addition, the Portfolio may invest in obligations issued or guaranteed by U.S. or foreign banks. The Portfolio also may invest in securities of foreign issuers, equity and equity-related securities of foreign issuers and unseasoned companies.

      The Portfolio may enter into equity swap agreements; forward currency contracts and foreign currency transactions, and may purchase and write put and call options on foreign currencies. The Portfolio may also purchase and write covered put and call options on securities in which it may invest and on any securities index consisting of securities in which it may invest. The Portfolio may also engage in active short-term trading to benefit from yield disparities among different issues of securities or among markets for equity securities. The Portfolio may invest in futures contracts on securities, stock indexes and interest rates, and options thereon. The Portfolio may also trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. In addition, the Portfolio may purchase securities on margin and invest in exchange traded funds such as Standard & Poor’s Depositary Receipts (“SPDRs”), I-sharesTM and Optimized Portfolios as Listed Securities (“OPALS”). See “Investments in Other Investment Company Securities.”

      In addition to the risk factors described in the Prospectus, the Portfolio may be affected by the following risk factors: The Portfolio may invest in initial public offerings (“IPOs”), which may be more volatile than other securities. IPOs may have a magnified impact on the Portfolio when the Portfolio’s asset base is relatively small. As assets grow, the effect of IPOs on the Portfolio’s performance will not likely be significant. In addition, the value of the Portfolio’s investments may fall when interest rates rise. Changes in interest rates may have a significant effect on this Portfolio, because it may invest insecurities with medium or long terms to maturity and may use interest-sensitive derivatives. Bonds with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than bonds with shorter durations.

International Value Portfolio

      The last two sentences of the third paragraph are deleted.

Inflation Managed Portfolio

      In the second paragraph, total return swaps are added to the list of permitted investments and the second to last sentence is replaced with the following:

      In addition, the Portfolio may invest up to 30% of its assets in foreign investments denominated in foreign currencies.

Managed Bond Portfolio

      In the first paragraph, the second to last sentence is replaced with the following:

      In addition, the Portfolio may invest up to 30% of its assets in foreign investments denominated in foreign currencies.

Real Estate Portfolio

      The following is added after the third paragraph:

      Because of the Real Estate Portfolio’s policy of concentrating its investments in securities of real estate operating companies (REOCs) and real estate investment trusts (REITs), the Portfolio is significantly impacted by the performance of the real estate industry. In addition to general market conditions, the value of the Portfolio will be affected by the strength of the real estate markets, and is also subject to the risks associated with the direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses, including insurance; changes in laws, including zoning law; losses due to costs resulting from the clean-up of environmental problems; liabilities to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; and changes in interest rates.

      Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the investments owned by the Portfolio are located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers may also have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of REITs and REOCs to vary their portfolios promptly in response to changes in economic or other conditions is limited. A REIT or REOC may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

      In addition, properties are likely to be adversely affected if a significant tenant ceases operation, voluntarily or otherwise. Certain commercial properties may require their owner to expend significant amounts of capital for general and continuing capital improvements. The value and successful operation of certain commercial properties may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities and adverse economic conditions in the locale.

      In the third paragraph, total return swaps are added to the list of permitted investments.

      Effective February 1, 2005, under the subsection Diversification Versus Non-Diversification, the Concentrated Growth Portfolio is added to the list of Portfolios that are non-diversified in both paragraphs one and two.

Under SECURITIES AND INVESTMENT TECHNIQUES, the following subsection is added after the Variable and Floating Rate Securities subsection:

Custodial Receipts and Trust Certificates

      Custodial receipts and trust certificates which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities may include U.S. Government securities, municipal securities or other types of securities in which a Portfolio may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. A Portfolio may also invest in separately issued interests in custodial receipts and trust certificates.

      Although under the terms of a custodial receipt or trust certificate a Portfolio would be typically authorized to assert their rights directly against the issuer of the underlying obligation, a Portfolio could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

      Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service has not ruled on the tax treatment of the interest received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Under INVESTMENT RESTRICTIONS, effective January 1, 2005, fundamental investment restrictions (ii) and (iii) have been changed and combined and fundamental investment restriction (ii) is replaced with the following:

      (ii) with respect to 75% of its total assets (except for portfolios designated as non-diversified and the Money Market Portfolio, and in the case of the Real Estate Portfolio with respect to 50% of its assets), purchase a security (excluding securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or securities of investment companies) if, as a result: (a) more than 5% of its total assets would be invested in the securities of any one issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of any one issuer. Percentages are determined at time of purchase. The Money Market Portfolio is subject to the diversification requirements imposed on money market portfolios under the 1940 Act;

      Fundamental investment restrictions (iv), (v), (vi) and (vii) are renumbered as (iii), (iv), (v) and (vi), respectively.

Under ORGANIZATION AND MANAGEMENT OF THE FUND, the following changes are made:

      Effective January 1, 2005, under the subsection Management Information, the following information for Interested Persons and Independent Trustees is added:

Interested Persons

			Number of
			Portfolios
			in Fund
	Position (s) with the Fund	Principal Occupation(s) During Past 5 years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Glenn S. Schafer Age 55	President since 2/25/99 and Trustee effective 1/1/05	President and Director of Pacific Life, Pacific Mutual Holding Company and Pacific LifeCorp and similar positions with other subsidiaries and affiliates of Pacific Life; President and Trustee of Pacific Funds; Director of Beckman Coulter, Inc. (manufacturer of Bio-Medical diagnostic systems), and Asset Management Finance Corp.; Former Management Board Member of PIMCO Advisors L.P. (2000); Former Equity Board Member of PIMCO Advisors L.P. (1997).	51
Sharon Pacheco Age 47	Vice President and Chief Compliance Officer since 6/4/04	Vice President (2/00 to present) and Assistant Vice President (11/97 to 2/00) of Pacific Life; Vice President (4/00 to present) and Assistant Vice President (8/99 to 4/00) of Pacific Life & Annuity Company; Chief Compliance Officer (1/03 to present) of Pacific Life and Pacific Life & Annuity Company; Vice President and Chief Compliance Officer (11/03 to present) of Pacific Mutual Holding Company, Pacific LifeCorp, and Pacific Funds (6/04 to present).	51

Independent Trustees

			Number of
			Portfolios
			in Fund
	Position (s) with the Fund	Principal Occupation (s) During Past 5 years	Complex
Name and Age	and Length of Time Served*	(and certain additional occupation information)	Overseen**

Frederick L. Blackmon Age 52	Trustee effective 1/1/05	Former Executive Vice President (EVP) and Chief Financial Officer (CFO) of Zurich Life (2003); Former EVP and CFO of Alexander Hamilton Life Insurance Company (subsidiary of Household International); Former Director of Zurich Life companies; Former member, Board of Regents, Eastern Michigan University; and Former member, Board of Governors, of Cranbrook Schools.	31
Nooruddin S. (Rudy) Veerjee Age 46	Trustee effective 1/1/05	Private investor; Former President of Transamerica Insurance & Investment Group (2000); Former President of Transamerica Asset Management (1997); Former Chairman and Chief Executive Officer (2000) of Transamerica Premier Funds (Mutual Fund); Former Director of various Transamerica Life Companies (2000).	31

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	The “Fund Complex” consists of Pacific Select Fund (31 portfolios) and Pacific Funds (20 funds).

      Under the subsection Investment Adviser:

      The following paragraphs replace the 1st, 4th and 5th paragraphs, respectively:

      Effective January 1, 2005, Pacific Life serves as Investment Adviser to the Fund pursuant to an Amended and Restated Investment Advisory Agreement (“Advisory Contract”) between Pacific Life and the Fund.

      Pacific Life is responsible for supervising the investment program for the Fund. Pacific Life also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio. Under the terms of the Advisory Contract, Pacific Life is obligated to manage the Fund’s Portfolios in accordance with applicable laws and regulations.

      The Advisory Contract was most recently approved with respect to all series of the Fund by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on September 20, 2004, and by the shareholders of each Portfolio of the Fund at a meeting of shareholders held on December 17, 2004. The Advisory Contract will continue in effect until January 1, 2007, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Independent Trustees who are not parties to such Advisory Contract. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Independent Trustees who are not parties to the Advisory Contract, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract and each Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days’ written notice by any party to the Advisory Contract or Portfolio Management Agreement, respectively, and each agreement will terminate automatically if assigned.

      Effective February 1, 2005, the sixth paragraph is amended by deleting the thirteenth sentence and replacing it with the following:

      For the Concentrated Growth Portfolio the Fund pays 1.05% of the average daily net assets of the Portfolio.

      Under the subsection Other Expenses of the Fund:

      The following paragraphs replace the 1st and 3rd paragraphs, respectively:

      The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of Officers and Trustees, organizational expenses, expenses related to compliance with legal and regulatory requirements (including expenses of the Fund’s Chief Compliance Officer), accounting expenses, brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Fund’s net asset value, recordkeeping expenses, expenses of transitioning to new Portfolio Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

      The Fund and Pacific Life entered into an Agreement for Support Services effective October 1, 1995, as amended from time to time, pursuant to which Pacific Life provides support services such as those described above, including legal, compliance, accounting and administrative services. Under the terms of the Agreement for Support Services, it is not intended that Pacific Life will profit from these services to the Fund.

      Under the subsection Portfolio Management Agreements:

      The following information is added after the net fees paid or owed by Pacific Life Insurance Company (“Pacific Life”) to Goldman Sachs Asset Management, L.P. (“Goldman Sachs”) for 2003:

      Effective February 1, 2005, for the services provided, Pacific Life pays a monthly fee to Goldman Sachs based on an annual percentage of the average daily net assets of the Concentrated Growth Portfolio according to the following schedule:

Concentrated Growth Portfolio

Rate (%)	Break Point (assets)

.50%	On first $200 million
.40%	On next $800 million
.35%	On excess

      Effective January 1, 2004, when determining the break point rate, the combined average daily net assets of the Short Duration Bond Portfolio and the PF Goldman Sachs Short Duration Bond Fund of Pacific Funds are aggregated.

Under PORTFOLIO TRANSACTIONS AND BROKERAGE, the following changes are made:

      Subsection entitled Brokerage Recapture Program is added after the Brokerage and Research Services subsection:

Brokerage Recapture Program

      The Fund may from time to time enter into directed brokerage agreements that can reduce expenses reported to shareholders in its statements of operations, fee table and expense ratios, and/or can increase its reported yields. A directed brokerage agreement consists of an arrangement under which commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. Accordingly, the Adviser has conveyed information regarding these directed brokerage agreements to the Fund’s Portfolio Managers. A Portfolio may participate in directed brokerage arrangements, subject to the general obligation of the relevant Portfolio Manager to attempt to obtain the best net results for a Portfolio taking into account the factors discussed under “Brokerage and Research Services.” A Portfolio may benefit from the recapture commissions obtained through the directed brokerage transactions because credits generated through the directed brokerage transactions may be used to offset the Portfolio’s custody expenses or to pay other Portfolio expenses (excluding expenses payable to affiliates). The Fund will not enter into directed brokerage agreements that are intended to promote the distribution of fund shares.

      Subsection entitled Disclosure of Portfolio Holdings is added after the Portfolio Turnover subsection:

Disclosure of Portfolio Holdings

      Effective December 1, 2004, it is the policy of the Fund and its service providers to protect the confidentiality of portfolio holdings and to limit the selective disclosure of non-public information about the Fund’s portfolio holdings. The Fund and each of its service providers must adhere to the Fund’s policies and procedures on disclosure of portfolio holdings (“Disclosure Policies”). As a general rule, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party, except as provided in the Disclosure Policies.

      The Fund, or its duly authorized service providers, may publicly disclose the holdings of all portfolios periodically on its website or in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Fund or its duly authorized service providers, may disclose such publicly available portfolio holdings information to analysts, ratings agencies, or other parties the day after it has been posted to the website. Information that is filed with the SEC may be made available immediately after filing.

      The Fund, or its duly authorized service providers, may disclose portfolio holdings at other times, although presently the Fund does not do so, to analysts or ratings agencies. The disclosure of portfolio holdings in this context is conditioned on the recipient agreeing to treat such portfolio holdings as confidential (provided that analysts and rating agencies may publish portfolio positions upon the consent of the Fund), and to not allow the portfolio holdings to be used by it or its employees in connection with the purchase or sale of shares of the relevant portfolios. In addition, portfolio holdings are provided or otherwise available to third-party service providers of the Fund, including the Fund’s custodian, pricing services, and administrators as necessary for the provision of services to the Fund. No compensation is received by the Fund or Pacific Life in connection with the disclosure of portfolio holdings information.

      Notwithstanding anything in the Disclosure Policies to the contrary, the Fund’s Board of Trustees and its Chief Compliance Officer (“CCO”) may, on a case-by-case basis, authorize disclosure of the Fund’s portfolio securities, provided that, in their judgement, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information beyond those found in the Disclosure Policies.

      The Fund’s CCO receives reports of violations of the Disclosure Policies by the Fund or Pacific Life. If such a report is received, and if the CCO, in the exercise of his or her duties, deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he or she shall report it to the Funds’ Board of Trustees, as required by Rule 38a-1.

      Presently, the Fund’s unaudited portfolio holdings information can be found on its webpage. Month-end portfolio holdings for portfolios are generally posted approximately three to five business days following month-end. There may be an additional delay for certain portfolios as indicated on the website. Holdings information will remain available on the website until the next period’s information is posted. This information can be found at www.PacificLife.com, within the Pacific Select Fund’s prospectus information sections under “Additional Pacific Select Fund Information.”

Under PERFORMANCE INFORMATION, the chart which shows the average annual total return results for the one-, five-, ten-year and since inception periods ending December 31, 2003 for each applicable Portfolio is replaced with the following:

			Average Annual Total Return

	Inception					Since
Portfolio	Date	1 Year	5 Years		10 Years	Inception

Blue Chip	01/02/01	25.36%	N/A		N/A	(8.91%	)
Aggressive Growth	01/02/01	26.66%	N/A		N/A	(7.59%	)
Diversified Research	01/03/00	32.63%	N/A		N/A	1.89%
Short Duration Bond	05/01/03	N/A	N/A		N/A	0.96%	*
Concentrated Growth (formerly I-Net Tollkeeper)	05/01/00	43.22%	N/A		N/A	(22.39%	)
Financial Services	01/02/01	29.00%	N/A		N/A	0.72%
Health Sciences	01/02/01	27.82%	N/A		N/A	(3.28%	)
Technology	01/02/01	42.58%	N/A		N/A	(23.28%	)
Growth LT	01/04/94	33.98%	0.78%		N/A	12.80%
Focused 30	10/02/00	42.26%	N/A		N/A	(9.66%	)
Mid-Cap Value	01/04/99	29.10%	N/A		N/A	10.47%
International Value (1)	01/04/88	27.71%	(1.34%	)	4.12%	5.60%
Capital Opportunities	01/02/01	27.13%	N/A		N/A	(7.71%	)
International Large-Cap (2)	01/03/00	30.52%	N/A		N/A	(8.88%	)
Equity Index (3)	01/30/91	28.29%	(0.87%	)	10.72%	11.41%
Small-Cap Index (3)	01/04/99	46.53%	N/A		N/A	6.22%
Multi-Strategy (4)	01/04/88	23.28%	2.70%		8.41%	9.33%
Main Street Core (4)	01/04/88	26.96%	(2.63%	)	8.16%	9.46%
Emerging Markets (4)	04/01/96	68.50%	8.05%		N/A	0.32%
Inflation Managed (5)	01/04/88	8.24%	7.40%		7.09%	8.41%
Managed Bond	01/04/88	6.24%	6.71%		7.02%	8.58%
Small-Cap Value	05/01/03	N/A	N/A		N/A	26.93%	*
Money Market	01/04/88	0.79%	3.42%		4.20%	4.74%
High Yield Bond	01/04/88	20.29%	3.22%		5.73%	8.05%
Equity Income	01/02/02	26.24%	N/A		N/A	4.48%
Equity (6)	01/01/84	24.33%	(5.82%	)	5.80%	10.09%
Aggressive Equity (6)	04/01/96	33.14%	(3.66%	)	N/A	0.65%
Large-Cap Value	01/04/99	31.24%	N/A		N/A	4.60%
Comstock (7)	10/02/00	31.38%	N/A		N/A	(3.13%	)
Real Estate	01/04/99	37.52%	N/A		N/A	14.60%
Mid-Cap Growth (7)	01/02/01	30.39%	N/A		N/A	(17.55%	)

*	Total return not annualized for periods less than one full year

(1)	Lazard began managing the International Value Portfolio effective 1/1/01. Effective dates of prior manager changes are: 1/1/94 and 6/1/97.

(2)	MFS began managing the International Large-Cap Portfolio effective 1/1/04.

(3)	Mercury began managing the Equity Index and Small-Cap Index Portfolios effective 1/1/00.

(4)	Oppenheimer began managing the Multi-Strategy, Main Street® Core and Emerging Markets Portfolios effective 1/1/03. Effective dates of prior manager changes are, for the Emerging Markets Portfolio: 1/1/00; for the Main Street® Core Portfolio: 1/1/94 at which time some investment polices changed; and for the Multi-Strategy Portfolio: 1/1/94, at which time the investment objective and some investment policies also changed.

(5)	Effective 5/1/01, the Inflation Managed Portfolio changed its investment focus.

(6)	Putnam began managing the Equity and Aggressive Equity Portfolios effective 12/1/01. Effective dates of prior manager changes for both Portfolios was 5/1/98, at which time some investment policies changed. The performance of the Equity Portfolio prior to 1995 is based on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on 12/31/94.

(7)	Van Kampen began managing the Comstock Portfolio and Mid-Cap Growth Portfolio effective 5/1/03.

      For the 30-day period ended December 31, 2003, the yield of the Portfolios that had commenced operations on or before that date was as follows: 0.23% for the Blue Chip Portfolio, (0.77%) for the Aggressive Growth Portfolio, 4.36% for the Diversified Research Portfolio, 2.47% for the Short Duration Bond Portfolio, (1.04%) for the Concentrated Growth Portfolio (formerly I-Net Tollkeeper), 0.77% for the Financial Services Portfolio, (0.37%) for the Health Sciences Portfolio, (1.20%) for the Technology Portfolio, (0.15%) for the Growth LT Portfolio, (0.41%) for the Focused 30 Portfolio, 0.48% for the Mid-Cap Value Portfolio, 1.59% for the International Value Portfolio, 0.43% for the Capital Opportunities Portfolio, 0.73% for the International Large-Cap Portfolio, 1.38% for the Equity Index Portfolio, 0.48% for the Small-Cap Index Portfolio, 1.14% for the Multi-Strategy Portfolio, 0.83% for the Main Street Core Portfolio, 0.58% for the Emerging Markets Portfolio, 0.76% for the Inflation Managed Portfolio, 2.68% for the Managed Bond Portfolio, 1.56% for the Small-Cap Value Portfolio, 0.62% for the Money Market Portfolio, 6.32% for the High Yield Bond Portfolio, 1.23% for the Equity Income Portfolio, 0.29% for the Equity Portfolio, 0.02% for the Aggressive Equity Portfolio, 1.11% for the Large-Cap Value Portfolio, 1.16% for the Comstock Portfolio, 3.36% for the Real Estate Portfolio, and (0.64%) for the Mid-Cap Growth Portfolio.

      Effective December 10, 2004, the Brokerage Enhancement Plan was terminated by the Board of Trustees of the Fund. As a result, under OTHER INFORMATION, the Brokerage Enhancement Plan subsection is deleted.

      Under the subsection Proxy Voting Policies and Procedures, the second sentence in the third paragraph is replaced with the following:

      The Fund files, by August 31 of each year, information regarding how each Portfolio has voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30. Such information is available after filing (i) on the Fund’s website at www.pacificlife.com; and (ii) on the SEC’s website at http://www.sec.gov.